UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2006

ENDOVASC, INC.
(Exact Name of Small Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-28371	76-0512500
(Commission File Number)	(IRS Employer Identification No.)

550 Club Drive, Suite 345
Montgomery, TX	77316
(Address of Principal Executive Offices)	(Zip Code)

(936) 582-5920
(Registrant’s Telephone Number, Including Area Code)

550 Club Drive, Suite 345, Montgomery, TX 77316
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 - Other Events

Item 8.01	Other Events

Endovasc, Inc regrettably announces that M. Dwight Cantrell, its Chief Operating Officer and a member of its Board of Directors passed away on August 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

EXHIBIT	DESCRIPTION
None.

ENDOVASC, INC
(Registrant)

Date: August 18, 2006	/s/ Diane Dottavio

By:
(Signature)
Name: Diane Dottavio
Title: President and Chief Executive Officer

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